UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 20, 2005

HyperFeed Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

300 South Wacker Drive, Suite 300, Chicago, Illinois		60606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	312-913-2800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Resignation of Principal Accounting Officer

On December 20, 2005 Randall J. Frapart, Senior Vice President and Chief Financial Officer, resigned as an officer and employee of the Company, effective December 31, 2005.

Election of Principal Accounting Officer

On December 20, 2005 the Company’s Board of Directors elected Gemma R. Lahera, 36, as Principal Accounting Officer and Treasurer effective December 31, 2005. Ms. Lahera has served as the Company’s Manager of Accounting and Finance, and Controller, from July 1, 1999 through the present.

The Company issued a press release on December 23, 2005 regarding the election of Ms. Lahera as Principal Accounting Officer and Treasurer. The press release attached hereto as Exhibit 99.1 is being furnished with this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits

Exhibit 99.1 - December 23, 2005 Press Release of HyperFeed Technologies, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperFeed Technologies, Inc.

December 27, 2005	By:	Randall J. Frapart

Name: Randall J. Frapart
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	December 23, 2005 Press Release of HyperFeed Technologies, Inc.